UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Eric W. Falkeis
Professionally Managed Portfolios
777 E Wisconsin Avenue, Fl 4
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-5301
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  December 31, 2012

Item 1. Reports to Stockholders.

Muzinich & Co.

Muzinich Short Duration High Yield
Corporate Debt Fund

ANNUAL REPORT
December 31, 2012

Table of Contents

A Message to Our Shareholders	1

Sector Allocation	4

Expense Example	4

Performance Chart and Analysis	6

Schedule of Investments	7

Statement of Assets and Liabilities	10

Statement of Operations	11

Statements of Changes in Net Assets	12

Financial Highlights	13

Notes to Financial Statements	14

Report of Independent Registered Public Accounting Firm	20

Additional Information	21

Muzinich Short Duration High Yield Corporate Debt Fund

Dear Investors:

The Muzinich range of funds became effective on March 12, 2012.  The Fund launched on March 16, 2012 with assets of $10 million.  The fund closed out December with net assets of $11,984,188 as a result of additional inflows and a fully net of fees return since inception of 4.00%. As would be anticipated in a strongly positive year for high yield, the Fund performed well from its stable, price resilient credits, but trailed the broader, less call-constrained high yield market.  This is firmly in keeping with the particular risk and reward profile of this strategy which has tended to focus credits within the high yield market that are less volatile not only because of their short duration profile, but also because of what we believe to be their relatively higher credit quality. We think the credits we buy tend to be more “fully valued” by the market without room for significant momentum-driven price appreciation.  This profile has tended to make the credits we buy more price resilient when the market pauses or weakens as well, but this happened only briefly in 2012.  When comparing the Fund performance to its specific benchmarks, we see a mixed result.  The Fund has strongly outperformed its Bank of America Merrill Lynch US Treasuries 0-3 Year Index “G1QA” benchmark, which had a 0.47% return over the period since inception of the Fund on March 16, 2012. Over this period investors proved more willing to take on credit risk than to accept low returns from government securities.  The Fund has underperformed its short duration high yield benchmark (Bank of America Merrill Lynch 0-3 year Duration-to-Worst BB-B Cash Pay US High Yield Constrained Index “J4CS”), which had a return of 6.44% over the same period. This was largely due to the benchmark maintaining a longer average duration than our portfolio.

Current yield to worst for the period ended December 31, 2012 was 3.42%—the product of an average 8.1% coupon and an average weighted price of $107.41.  The subsidized and unsubsidized 30-Day SEC Yields were 2.46% and 0.75%, for the period, respectively.

Risk assets posted strong returns for the fiscal year, led by Europe, despite some temporary pullbacks related to the Euro sovereign debt crisis, global growth concerns and, most recently, the looming U.S. fiscal cliff.  European sovereign fears were largely muted during the first few months of the fiscal period given a second Greek bailout and the Long Term Refinancing Operation (LTRO) facility.  Sovereign fears reared their head again in May, however, with the election of left leaning parties in both France and Greece.  The turning point came in July, when the European Central Bank announced it would “do whatever it takes” to preserve the Euro.  Strong corporate fundamentals and reduced fears surrounding the disintegration of Europe pushed risk assets higher.

Muzinich Short Duration High Yield Corporate Debt Fund

Given a lack of yield producing options, investors dedicated new money to high yield bonds throughout the year.  All considered, 2012 is likely to be remembered as offering investors in higher-yielding credit “the best of all possible worlds.”  Borrowers and lenders alike generally found exactly what they were looking for without the market losing credit discipline.  Many corporations were able to successfully refinance debt at attractive yields, while investors had an opportunity to benefit from both yield and capital appreciation.  Money lent through the bond markets went overwhelmingly to lender-friendly refinancing as dividend deals and leveraged buy-out activity continued to be restrained.  Supported by strong balance sheets and disciplined corporate management, U.S. high yield defaults remained historically low at about 1% of par on a trailing twelve-month basis.

2012 was a strong year for corporate credit. What can 2013 do for us?  From a fundamental perspective, the market appears as solidly attractive in 2013 as at any point last year.  For example, less than $60 billion in U.S. high yield bonds and bank loans combined comes due in 2013.  As a result, high yield spreads—designed to compensate investors for increased default risk—remain appealing even if the overall yield environment remains low.  While we do not expect capital appreciation to lead the high yield markets in 2013, we believe that investors should continue to find the asset class’s balance of risk and reward particularly compelling.  We would not rule out a short-lived market re-pricing in response to headline news outside of the high yield markets—both U.S. and European countries have postponed serious questions of dealing with government debt into 2013—but we believe such corrections could result in buying opportunities.

Future Plans for the Fund

Please note that subsequent to the end of 2012, we decided to close the Fund in favor of developing a broad approach that could incorporate a short duration high yield strategy among its corporate credit tools.  Muzinich Credit Opportunities Fund has been formed.

We want to thank our investors for joining us in this Fund and look forward to continuing to earn your confidence in the corporate credit space in the years to come.

Sincerely,

David Bowen
Portfolio Manager

Muzinich Short Duration High Yield Corporate Debt Fund

Must be preceded or accompanied by a Prospectus.

Yield to Worst is the yield of the portfolio computed using the yield of each bond to its call date or maturity, whichever is more advantageous for the company.  Yield calculations typically incorporate at bond's maturity date.  For high yield bonds (also known as “junk bonds”) however, companies issuing these bonds may call them away from investors at a date earlier than maturity.  This earlier date may be more advantageous to the company issuing bonds and less advantageous to investors.  The Advisor measures duration for each bond in the portfolio using the maturity or potential call date that is most advantageous to the company issuing the bond.  This duration measure is called “Duration-to-Worst.”

The B of A Merrill Lynch 0-3 Year DTW BB-B Cash Pay US High Yield Constrained Index tracks the performance of US dollar denominated corporate debt with a duration-to-worst less than three years and a sub-investment grade rating greater than or equal to B3. Excluded from the index are cash pay securities. The index applies an issuer constraint that caps issuer exposure at 2%. The B of A Merrill Lynch Treasury 0-3 Year Index tracks the performance of US dollar denominated sovereign debt publicly issued by the US government in its domestic market with maturities less than three years. The index is a static, internally-maintained blended benchmark comprised of US Treasury securities issued by the US government. Securities in this benchmark include current 3- and 6-month T-Bills and 1-3 year Treasuries that have fixed coupon rates and a maturity not greater than three years regardless of any call features. Indexes are referred to for comparative purposes only. You cannot invest directly in an index.

The fund invests in high yield debt instruments which tend to be less liquid than higher quality debt instruments. Diversification does not assure a profit nor protect against loss in a declining market.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for emerging markets. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. These risks are fully disclosed in the prospectus. Floating rate loans may not be fully collateralized and therefore may decline significantly in value. The fund will bear its share of the fees and expenses of investments in underlying funds or ETFs. Shareholders will pay higher expenses than would be the case if making direct investments in underlying funds or ETFs. Because the fund invests in ETFs, it is subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares.

Please note that while the Credit Opportunities Fund’s prospectus states that the Fund may use leverage, and that it may make short sales of securities, which involves the risk that losses may exceed the original amount invested, the Fund’s portfolio managers do not anticipate engaging in either practice.

Muzinich & Co. is a registered investment adviser. The Muzinich Mutual Funds are distributed by Quasar, LLC.

Muzinich Short Duration High Yield Corporate Debt Fund

SECTOR ALLOCATION at December 31, 2012 (Unaudited)

Sector Allocation	% of Net Assets

Basic Industry	16.9%
Consumer Cyclical	14.4%
Energy	13.0%
Media	11.9%
Healthcare	9.3%
Consumer Non-Cyclical	8.2%
Telecommunications	5.5%
Technology & Electronics	4.6%
Automotive	3.8%
Capital Goods	2.8%
Financial Services	2.7%
Utility	2.5%
Real Estate	1.4%
Services	1.3%
Cash & Equivalents*	1.7%
100.0%

*	Represents cash and other assets in excess of liabilities.

EXPENSE EXAMPLE For the Six Months Ended December 31, 2012 (Unaudited)

As a shareholder of the Muzinich Short Duration High Yield Corporate Debt Fund (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/12 – 12/31/12).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses.  Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, the Fund’s transfer agent currently charges a $15.00 fee. You will be charged a redemption fee equal to 1% of the net amount of the redemption if you redeem shares less than 90 calendar days after you purchase them.  An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in

Muzinich Short Duration High Yield Corporate Debt Fund

EXPENSE EXAMPLE For the Six Months Ended December 31, 2012 (Unaudited) (Continued)

shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting fees, custody fees and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.

Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	7/1/12	12/31/12	7/1/12 – 12/31/12*
Actual	$1,000	$1,031	$2.81
Hypothetical (5% annual
return before expenses)	$1,000	$1,022	$2.80

*
Expenses are equal to the Fund’s annualized expense ratio for the six-month period of 0.55% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period).

Muzinich Short Duration High Yield Corporate Debt Fund

Value of $100,000 vs. Bank of America Merrill Lynch
U.S. Treasuries 0-3 Year Composite Index and Bank of America Merrill
Lynch 0-3 Year Duration-to-Worst BB-B Cash Pay U.S. Constrained Index

Total Returns	Since Inception
Period Ended December 31, 2012	(3/16/2012)
Muzinich Short Duration High Yield Corporate Debt Fund	4.00%
Bank of America Merrill Lynch
U.S. Treasuries 0-3 Year Composite Index	0.47%
Bank of America Merrill Lynch 0-3 Year
Duration-to-Worst BB-B Cash Pay U.S. Constrained Index	6.44%

This chart illustrates the performance of a hypothetical $100,000 investment made on March 16, 2012, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends.

Muzinich Short Duration High Yield Corporate Debt Fund

SCHEDULE OF INVESTMENTS at December 31, 2012

Principal
Amount		Value

CORPORATE BONDS: 98.3%

Apparel/Textiles: 0.7%
	Hanesbrands, Inc.
$75,000	8.000%, 12/15/16	$82,500

Automotive & Auto Parts: 3.8%
	American Axle &
	Manufacturing
	Holdings, Inc.
133,000	9.250%, 1/15/171	148,295
	Banques PSA
	Finance SA
125,000	3.375%, 4/4/141	126,365
	Ford Motor Credit
	Co., LLC
150,000	12.000%, 5/15/15	185,250
		459,910
Broadcasting: 4.2%
	Belo Corp.
150,000	8.000%, 11/15/16	164,063
	Sinclair Television
	Group
150,000	9.250%, 11/1/171	165,750
	Sirius XM Radio, Inc.
150,000	8.750%, 4/1/151	170,625
		500,438
Building Materials: 1.4%
	Masco Corp.
150,000	6.125%, 10/3/16	165,821

Cable/Satellite TV: 2.5%
	CCO Holdings, LLC
125,000	7.250%, 10/30/17	136,875
	Cequel Communications
	Holdings, LLC
150,000	8.625%, 11/15/171	161,250
		298,125
Capital Goods: 2.8%
	Case Corp.
150,000	7.250%, 1/15/16	169,500
	Manitowoc, Inc.
150,000	9.500%, 2/15/18	167,625
		337,125
Chemicals: 2.6%
	Celanese US
	Holdings, LLC
150,000	6.625%, 10/15/18	165,750
	Georgia Gulf Corp.
135,000	9.000%, 1/15/171	150,863
		316,613
Consumer Products: 4.1%
	Easton-Bell Sports, Inc.
150,000	9.750%, 12/1/16	161,452
	Jarden Corp.
150,000	8.000%, 5/1/16	160,125
	Spectrum Brands, Inc.
150,000	9.500%, 6/15/18	171,000
		492,577
Containers: 1.1%
	Ball Corp.
125,000	7.125%, 9/1/16	134,375

Diversified Financial Services: 2.7%
	GMAC, Inc.
150,000	6.750%, 12/1/14	162,750
	International Lease
	Financial Corp.
150,000	4.875%, 4/1/15	155,825
		318,575
Diversified Media: 5.2%
	Interpublic Group
	Companies, Inc.
150,000	10.000%, 7/15/17	164,625
	Lamar Media Corp.
150,000	7.875%, 4/15/18	166,500
	Nielsen Finance, LLC
150,000	7.750%, 10/15/18	168,375
	Quebecor Media, Inc.
121,000	7.750%, 3/15/16	124,328
		623,828
Energy: 13.0%
	Chesapeake
	Energy Corp.
150,000	9.500%, 2/15/15	170,250
	Forest Oil Corp.
75,000	8.500%, 2/15/14	79,875

The accompanying notes are an integral part of these financial statements.

Muzinich Short Duration High Yield Corporate Debt Fund

SCHEDULE OF INVESTMENTS at December 31, 2012 (Continued)

Principal
Amount		Value

CORPORATE BONDS: 98.3% (Continued)

Energy: 13.0% (Continued)
	Helix Energy Solutions
	Group, Inc.
$50,000	9.500%, 1/15/161	$51,375
	Holly Corp.
150,000	9.875%, 6/15/17	163,125
	Midcontinent Express
	Pipeline, LLC
125,000	5.450%, 9/15/141	131,006
	Plains Exploration &
	Production Co.
150,000	7.625%, 6/1/18	158,625
	Range Resources Corp.
150,000	8.000%, 5/15/19	166,875
	Sandridge Energy, Inc.
150,000	9.875%, 5/15/16	162,375
	SESI, LLC
150,000	6.875%, 6/1/14	150,375
	Suburban Propane
	Partners LP
150,000	7.500%, 10/1/18	162,375
	Western Refining, Inc.
150,000	11.250%, 6/15/171	164,812
		1,561,068
Food & Drug Retail: 2.7%
	Ingles Markets, Inc.
150,000	8.875%, 5/15/17	160,687
	Rite Aid Corp.
150,000	9.750%, 6/12/16	163,125
		323,812
Food/Beverage/Tobacco: 1.4%
	JBS USA, LLC /
	JBS USA Finance, Inc.
150,000	11.625%, 5/1/14	168,000

Gaming: 1.1%
	Pinnacle Entertainment,
125,000	Inc. 8.625%, 8/1/17	134,844

Healthcare: 9.3%
	Grifols, Inc.
150,000	8.250%, 2/1/18	165,938
	HCA, Inc.
150,000	6.375%, 1/15/15	162,938
	Mylan, Inc.
150,000	7.625%, 7/15/171	168,642
	Tenet Healthcare Corp.
125,000	10.000%, 5/1/18	142,812
	Universal Hospital
	Services, Inc.
150,000	4.121%, 6/1/152	150,094
	Valeant Pharmaceuticals
	International, Inc.
150,000	6.500%, 7/15/161	158,437
	Warner Chilcott Corp.
150,000	7.750%, 9/15/18	160,500
		1,109,361
Home Builders/Real Estate: 1.4%
	CB Richard Ellis
	Services, Inc.
150,000	11.625%, 6/15/17	165,750
Hotels: 0.9%
	Host Marriott LP
103,000	6.750%, 6/1/16	105,832
Leisure: 4.1%
	Cedar Fair LP
150,000	9.125%, 8/1/18	169,500
	Equinox Holdings, Inc.
150,000	9.500%, 2/1/161	158,419
	Speedway Motorsports,
150,000	Inc. 8.750%, 6/1/16	161,062
		488,981
Metals/Mining: 7.9%
	Arch Coal, Inc.
150,000	8.750%, 8/1/16	156,750
	Cloud Peak Energy
	Resources, LLC
150,000	8.250%, 12/15/17	161,250
	FMG Resources
150,000	7.000%, 11/1/151	158,250
	Murray Energy Corp.
150,000	10.250%, 10/15/151	146,250
	Novelis, Inc.
150,000	8.375%, 12/15/17	166,125
	Vedanta Resources PLC
150,000	8.750%, 1/15/141	158,250
		946,875

The accompanying notes are an integral part of these financial statements.

Muzinich Short Duration High Yield Corporate Debt Fund

SCHEDULE OF INVESTMENTS at December 31, 2012 (Continued)

Principal
Amount		Value

CORPORATE BONDS: 98.3% (Continued)

Paper: 2.6%
	Graphic Packaging
	International, Inc.
$150,000	9.500%, 6/15/17	$162,750
	Resolute Forest
	Products
129,000	10.250%, 10/15/18	148,350
		311,100
Restaurants: 2.5%
	CKE Restaurants, Inc.
134,000	11.375%, 7/15/18	154,770
	Seminole Hard Rock
	Entertainment, Inc.
150,000	2.974%, 3/15/141, 2	149,625
		304,395
Services: 1.3%
	KAR Auction Services,
150,000	Inc. 4.313%, 5/1/142	150,939
Steel: 1.3%
	ArcelorMittal, LLC
150,000	6.500%, 4/15/14	155,923
Super Retail: 3.9%
	J.C. Penney
	Company, Inc.
150,000	6.875%, 10/15/15	145,875
	QVC, Inc.
150,000	7.125%, 4/15/171	157,314
	Susser Holdings, LLC
150,000	8.500%, 5/15/16	160,125
		463,314
Technology: 4.6%
	Advanced Micro
	Devices, Inc.
150,000	8.125%, 12/15/17	137,625
	Amkor Technology, Inc.
150,000	7.375%, 5/1/18	156,000
	Equinix, Inc.
125,000	8.125%, 3/1/18	138,281
	Hewlett-Packard Co.
125,000	2.650%, 6/1/16	124,833
		556,739
Telecommunications: 5.5%
	Frontier
	Communications Corp.
3,000	8.250%, 5/1/14	3,247
150,000	7.875%, 4/15/15	168,375
	Inmarsat Finance PLC
150,000	7.375%, 12/1/171	162,000
	MetroPCS, Inc.
150,000	7.875%, 9/1/18	163,125
	PAETEC Holding Corp.
150,000	8.875%, 6/30/17	161,625
		658,372
Transportation Excluding Air/Rail: 1.2%
	AWAS Aviation
	Capital, Inc.
141,400	7.000%, 10/15/161	149,884
Utilities: 2.5%
	AES Corp.
150,000	7.750%, 3/1/14	160,500
	Intergen NV
150,000	9.000%, 6/30/171	135,000
		295,500
TOTAL CORPORATE BONDS
(Cost $11,732,354)		11,780,576
TOTAL INVESTMENTS
IN SECURITIES: 98.3%
(Cost $11,732,354)		11,780,576
Other Assets in Excess
of Liabilities: 1.7%		203,612
TOTAL NET ASSETS: 100.0%		$11,984,188

1
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified, institutional buyers.  At December 31, 2012 the value of these securities amounted to $2,972,412 or 24.8% of net assets.

2	Variable rate security; rate shown is the rate in effect on December 31, 2012.

The accompanying notes are an integral part of these financial statements.

Muzinich Short Duration High Yield Corporate Debt Fund

STATEMENT OF ASSETS AND LIABILITIES at December 31, 2012

ASSETS
Investments in securities, at value
(Cost $11,732,354)	$11,780,576
Cash	120,743
Receivables:
Fund shares sold	96,946
Interest	190,341
Due from advisor, net	12,186
Prepaid expenses	5,383
Total assets	12,206,175

LIABILITIES
Payables:
Distribution to shareholders	182,861
Administration fees	2,465
Custody fees	1,986
Fund accounting fees	2,669
Transfer agent fees	4,370
Chief Compliance Officer fees	1,067
Other accrued expenses	26,569
Total liabilities	221,987

NET ASSETS	$11,984,188

COMPONENTS OF NET ASSETS
Paid-in capital	$11,932,107
Undistributed net realized gain on investments	3,859
Net unrealized appreciation on investments	48,222
Net assets	$11,984,188

Net Asset Value (unlimited shares authorized):
Net assets	$11,984,188
Shares of beneficial interest issued and outstanding	1,193,256
Net asset value, offering and redemption price per share	$10.04

The accompanying notes are an integral part of these financial statements.

Muzinich Short Duration High Yield Corporate Debt Fund

STATEMENT OF OPERATIONS For the Period Ended December 31, 2012

INVESTMENT INCOME
Interest	$498,281
Total investment income	498,281

EXPENSES
Investment advisory fees	52,858
Registration fees	36,357
Miscellaneous expenses	23,484
Transfer agent fees	20,259
Audit fees	20,000
Administration fees	19,935
Fund accounting fees	17,722
Reports to shareholders	10,560
Chief Compliance Officer fees	6,710
Legal fees	5,067
Custody fees	5,021
Trustee fees	4,178
Insurance expense	1,006
Total expenses	223,157
Less: fees waived	(170,299)
Net expenses	52,858
Net investment income	445,423

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	12,412
Change in net unrealized appreciation on investments	48,222
Net realized and unrealized gain on investments	60,634
Net increase in net assets
resulting from operations	$506,057

The accompanying notes are an integral part of these financial statements.

Muzinich Short Duration High Yield Corporate Debt Fund

STATEMENT OF CHANGES IN NET ASSETS

Period Ended
December 31,
2012*
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$445,423
Net realized gain on investments	12,412
Change in net unrealized appreciation on investments	48,222
Net increase in net assets resulting from operations	506,057

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(445,423)
From net realized gain	(8,553)
Total distributions to shareholders	(453,976)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares1	11,932,107
Total increase in net assets	11,984,188

NET ASSETS
Beginning of period	—
End of period	$11,984,188

1	Summary of capital share transactions is as follows:

	Period Ended
	December 31, 2012*
	Shares	Value
Shares sold	1,408,578	$14,118,498
Shares issued in reinvestment of distributions	25,797	259,086
Shares redeemed	(241,119)	(2,445,477)
Net increase	1,193,256	$11,932,107

*	Fund commenced operations on March 16, 2012.

The accompanying notes are an integral part of these financial statements.

Muzinich Short Duration High Yield Corporate Debt Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period

	Period Ended
	December 31, 2012*
Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.37
Net realized and unrealized gain on investments	0.03
Total from investment operations	0.40

LESS DISTRIBUTIONS:
From net investment income	(0.35)
From net realized gain	(0.01)
Total distributions	(0.36)
Net asset value, end of period	$10.04
Total return	4.00	%^

SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$12.0
Portfolio turnover rate	47	%^

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	2.32	%+
After fees waived and expenses absorbed	0.55	%+

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	2.86	%+
After fees waived and expenses absorbed	4.63	%+

*	Fund commenced operations on March 16, 2012.
^	Not Annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

Muzinich Short Duration High Yield Corporate Debt Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2012

NOTE 1 – ORGANIZATION

The Muzinich Short Duration High Yield Corporate Debt Fund (the “Fund”) is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Fund has three classes of shares: A, Institutional and Supra Institutional, but currently only offers the Supra Institutional Class. The Fund commenced operations on March 16, 2012.

The investment objective of the Fund is to seek a high level of income with an emphasis on relative price stability and principal protection.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the mean between the closing bid and the asked prices provided by an independent pricing service.  If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method.  These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions.  In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Board of Trustees.

Short-term securities that have maturities of less than 60 days, at the time of purchase, are valued at cost, which when combined with accrued interest, approximates market value.

Muzinich Short Duration High Yield Corporate Debt Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2012 (Continued)

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of December 31, 2012, the Fund did not hold any fair valued securities.

As described above, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. Generally Accepted Accounting Principals (GAAP) establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly,

Muzinich Short Duration High Yield Corporate Debt Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2012 (Continued)

the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The end of period timing recognition is used for the transfers between the levels of the Fund’s assets and liabilities.  The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2012. See Schedule of Investments for industry breakout:

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$11,780,576	$—	$11,780,576
Short-Term
Investments	—	—	—	—
Total Investments
in Securities	$—	$11,780,576	$—	$11,780,576

There were no transfers into or out of Level 1, 2 or 3 during the period.

B.
Federal Income Taxes.  The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax position, and has concluded that no liabilities for unrecognized tax

Muzinich Short Duration High Yield Corporate Debt Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2012 (Continued)

benefits are expected to be taken in the Fund’s 2012 tax returns. The Fund identifies major tax jurisdictions as U.S. Federal and the State of Massachusetts; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a specific identification basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received.

D.
Distributions to Shareholders.  Distributions to shareholders from net investment income are declared and paid on a quarterly basis, and distributions to shareholders from net realized gains on securities normally are declared and paid on an annual basis for the Fund.  Distributions are recorded on the ex-dividend date.

E.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

F.
Share Valuation.  The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

G.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

Muzinich Short Duration High Yield Corporate Debt Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2012 (Continued)

H.
Subsequent Events.  Effective January 3, 2013, the Board of Trustees has approved the liquidation and termination of the Fund. Liquidation is expected to occur after close of business on February 4, 2013.

I.
Recent Accounting Pronouncement.  In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Muzinich & Co., Inc. (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Advisor furnishes all investment advice, office space, facilities and most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to receive a monthly fee at the annual rate of 0.55% based upon the average daily net assets of the Fund.  For the period ended December 31, 2012, the Fund incurred $52,858 in advisory fees.

The Advisor has contractually agreed to limit the Fund’s annual ratio of expenses to 0.55% of the Fund’s average daily net assets. The contract’s term is indefinite and may be terminated only by the Board of Trustees. For the period ended December 31, 2012, the Advisor waived $170,299 in fees for the Fund.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (“Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund.  USBFS also serves as the Fund’s fund accountant and transfer agent. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  The officers of the Trust and the Chief Compliance Officer are also employees of the Administrator.  As compensation for its services, the Administrator is

Muzinich Short Duration High Yield Corporate Debt Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2012 (Continued)

entitled to a monthly fee at an annual rate based upon the average daily net assets of the funds.  Fees paid by the Fund for Administration and Chief Compliance Officer services for the period ended December 31, 2012 are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) serves as principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank, N.A. (the “Custodian”) serves as the Fund’s custodian.  Both the Distributor and Custodian are affiliates of the Administrator.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the period ended December 31, 2012, the cost of purchases and proceeds from the sales of securities, excluding short-term investments, were $16,884,786 and $5,025,381, respectively.

For the period ended December, 2012, there were no purchases or sales of U.S. Government obligations.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the period ended December 31, 2012 was as follows:

2012
Distributions paid from:
Ordinary income	$453,976
$453,976

As of December 31, 2012, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost of investments	$11,732,354
Gross tax unrealized appreciation	121,649
Gross tax unrealized depreciation	(73,427)
Net tax unrealized appreciation	48,222
Undistributed ordinary income	3,859
Undistributed long-term capital gain	—
Total distributable earnings	3,859
Other accumulated losses	—
Total accumulated gains	$52,081

Muzinich Short Duration High Yield Corporate Debt Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Professionally Managed Portfolios and Shareholders of Muzinich Short Duration High Yield Corporate Debt Fund

We have audited the accompanying statement of assets and liabilities of the Muzinich Short Duration High Yield Corporate Debt Fund (the “Fund”), a series of Professionally Managed Portfolios, including the schedule of investments, as of December 31, 2012, and the related statement of operations, and the statement of changes in net assets, and the financial highlights for the period March 16, 2012 (commencement of operations) to December 31, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Muzinich Short Duration High Yield Corporate Debt Fund of December 31, 2012, and the results of its operations, the changes in its net assets, and the financial highlights for the period March 16, 2012 to December 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
February 25, 2013

Muzinich Short Duration High Yield Corporate Debt Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

Number of
		Term		Portfolios	Other
		of Office		in Fund	Directorships
Name,	Positions	and Length	Principal	Complex2	Held During
Address	with the	of Time	Occupation During	Overseen	Past Five
and Age	Trust1	Served	Past Five Years	by Trustees	Years

Independent Trustees of the Trust

Dorothy A. Berry	Chairman	Indefinite	President, Talon	1	Trustee, PNC
(born 1943)	and	Term;	Industries, Inc.		Funds, Inc.
c/o U.S. Bancorp	Trustee	Since	(administrative,
Fund Services, LLC		May 1991.	management and
2020 E. Financial Way			business consulting);
Suite 100			formerly, Executive
Glendora, CA 91741			Vice President and
Chief Operating
Officer, Integrated
Asset Management
(investment advisor
and manager) and
formerly, President,
Value Line, Inc.
(investment advisory
and financial
publishing firm).

Wallace L. Cook	Trustee	Indefinite	Investment Consultant;	1	The Dana
(born 1939)		Term;	formerly, Chief		Foundation;
c/o U.S. Bancorp		Since	Executive Officer,		The Univ. of
Fund Services, LLC		May 1991.	Rockefeller Trust Co.,		Virginia Law
2020 E. Financial Way			(prior thereto Senior		School Fdn.
Suite 100			Vice President), and
Glendora, CA 91741			Managing Director,
Rockefeller & Co.
(Investment Manager
and Financial Advisor);
formerly, Senior Vice
President, Norton
Simon, Inc.

Carl A. Froebel	Trustee	Indefinite	Formerly President	1	None.
(born 1938)		Term;	and Founder, National
c/o U.S. Bancorp		Since	Investor Data Services,
Fund Services, LLC		May 1991.	Inc. (investment related
2020 E. Financial Way			computer software).
Suite 100
Glendora, CA 91741

Muzinich Short Duration High Yield Corporate Debt Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
		Term		Portfolios	Other
		of Office		in Fund	Directorships
Name,	Positions	and Length	Principal	Complex2	Held During
Address	with the	of Time	Occupation During	Overseen	Past Five
and Age	Trust1	Served	Past Five Years	by Trustees	Years

Steven J. Paggioli	Trustee	Indefinite	Consultant, since	1	Independent
(born 1950)		Term;	July 2001; formerly,		Trustee, The
c/o U.S. Bancorp		Since	Executive Vice		Managers
Fund Services, LLC		May 1991.	President, Investment		Funds; Trustee,
2020 E. Financial Way		Company			Managers AMG
Suite 100		Administration, LLC			Funds, Aston
Glendora, CA 91741		(mutual fund			Funds;
		administrator).			Advisory Board
Member,
Sustainable
Growth
Advisers, LP;
Independent
Director, Chase
Investment
Counsel.

Interested Trustee and Officers of the Trust

Eric W. Falkeis3	President	Indefinite	Senior Vice	1	None
(born 1973)		Term;	President, and Chief
c/o U.S. Bancorp		Since	Financial Officer (and
Fund Services, LLC		January	other positions), U.S.
615 East Michigan St.		2011.	Bancorp Fund Services,
Milwaukee, WI 53202	Trustee	Indefinite	LLC, since 1997.
Term;
Since
September
2011.

Patrick J. Rudnick	Treasurer	Indefinite	Vice President,	Not	Not
(born 1973)		Term;	U.S. Bancorp Fund	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Services, LLC, since
Fund Services, LLC		November	2006; formerly,
615 East Michigan St.		2009.	Manager,
Milwaukee, WI 53202			PricewaterhouseCoopers
LLP (1999-2006).

Elaine E. Richards	Secretary	Indefinite	Vice President and	Not	Not
(born 1968)		Term;	Legal Compliance	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Officer, U.S. Bancorp
Fund Services, LLC		February	Fund Services, LLC,
2020 E. Financial Way		2008.	since July 2007.
Suite 100
Glendora, CA 91741

Muzinich Short Duration High Yield Corporate Debt Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
		Term		Portfolios	Other
		of Office		in Fund	Directorships
Name,	Positions	and Length	Principal	Complex2	Held During
Address	with the	of Time	Occupation During	Overseen	Past Five
and Age	Trust1	Served	Past Five Years	by Trustees	Years

Donna Barrette	Chief	Indefinite	Senior Vice	Not	Not
(born 1966)	Compliance	Term:	President and	Applicable.	Applicable.
c/o U.S. Bancorp	Officer	Since	Compliance Officer,
Fund Services, LLC		July 2011.	U.S. Bancorp Fund
615 East Michigan St.	Anti-Money	Indefinite	Services, LLC since
Milwaukee, WI 53202	Laundering	Term:	August 2004.
Officer		Since
July 2011.
	Vice	Indefinite
	President	Term:
Since
July 2011.

1	The Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
2
The Trust is comprised of numerous series managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust, for purposes of investment and investor services, nor does it share the same investment advisor with any other series.

3
Mr. Falkeis is an “interested person” of the Trust as defined by the 1940 Act.  Mr Falkeis is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

Muzinich Short Duration High Yield Corporate Debt Fund

FEDERAL TAX INFORMATION (Unaudited)

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was as follows (unaudited).

Muzinich Short Duration
High Yield Corporate Debt Fund	1.88%

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request without charge, by calling 1-855-MUZINICH (1-855-689-4642) or by accessing the Fund’s web site at www.muzinichusfunds.com.  Furthermore, you can obtain the description on the SEC’s web site at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ending June 30, 2012 is available without charge, upon request, by calling 1-855-MUZINICH (1-855-689-4642) or by accessing the SEC’s web site at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling toll-free at 1-855-MUZINICH (1-855-689-4642).  Furthermore, you can obtain the Form N-Q on the SEC’s web site at www.sec.gov.  The Fund’s schedule of portfolio holdings is posted on its web site at www.muzinichusfunds.com within ten business days after the calendar quarter end.

Muzinich Short Duration High Yield Corporate Debt Fund

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

To reduce expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those address shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-855-MUZINICH (1-855-689-4642) (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

INFORMATION ABOUT THE FUND’S TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 1-855-MUZINICH (1-855-689-4642). Furthermore, you can obtain the SAI on the SEC’s web site at www.sec.gov or the Fund’s website at www.muzinichusfunds.com.

Muzinich Short Duration High Yield Corporate Debt Fund

PRIVACY NOTICE (Unaudited)

The Fund collects non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Advisor
MUZINICH & CO., INC
450 Park Avenue
New York, New York  10022

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701
Milwaukee, Wisconsin  53201-0701
1-855-689-4642

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Legal Counsel
PAUL HASTINGS LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, New York  10022

Muzinich Short Duration High Yield Corporate Debt Fund
Symbol – MZSSX
CUSIP – 74316J631

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Muzinich Short Duration High
Yield Corporate Debt Fund
FYE 12/31/2012
Audit Fees	$17,500
Audit-Related Fees	N/A
Tax Fees	$2,500
All Other Fees	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

FYE 12/31/2012
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Muzinich Short Duration High
Yield Corporate Debt Fund
Non-Audit Related Fees	FYE 12/31/2012
Registrant	N/A
Registrant’s Investment Adviser	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Porfolios

By (Signature and Title)* /s/ Eric Falkeis
 Eric W. Falkeis, President

Date  2/25/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Eric Falkeis
 Eric W. Falkeis, President

Date  2/25/13

By (Signature and Title)*  /s/ Patrick Rudnick
 Patrick J. Rudnick, Treasurer

Date  2/19/13

* Print the name and title of each signing officer under his or her signature.